UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  February 7, 2006
                                                         (February 6, 2006)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                     88-0219860

(State or other jurisdiction of                              (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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ITEM 8.01.  Other Events.

     On February 6, 2006, Synagro Technologies, Inc. issued a press release announcing that its Board of Directors has declared a cash dividend of $0.10 per common share to all of its shareholders of record as of February 20, 2006 pursuant to the Company's recently adopted dividend policy under which it currently expects to pay quarterly dividends at an annual rate of approximately $0.40 per common share. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.



ITEM 9.01.  Exhibits

(c) Exhibits

     99.1 Press release dated February 6, 2006 issued by Synagro Technologies, Inc.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: February 7, 2006

                                          SYNAGRO TECHNOLOGIES, INC.

                                          By:      /s/ ALVIN L. THOMAS, II
                                              ----------------------------------
                                                 (Executive Vice President &
                                                      General Counsel)









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

                                  EXHIBIT INDEX


99.1  Press release dated February 6, 2006, issued by Synagro Technologies, Inc.









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